UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

Switchback Energy Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5949 Sherry Lane, Suite 1010 Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

(214) 368-0821
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	SBE.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SBE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SBE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 11, 2021, Switchback Energy Acquisition Corporation, a Delaware corporation (the “Company”), originally convened a special meeting of stockholders (the “Special Meeting”). Switchback adjourned the Special Meeting in order to provide stockholders who had not voted with additional time to vote. The reconvened Special Meeting (the “Reconvened Meeting”) was held on February 25, 2021. At the Reconvened Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus/consent solicitation statement (File No. 333-249549) filed by the Company with the Securities and Exchange Commission on January 8, 2021.

There were 39,264,704 shares of common stock issued and outstanding on December 16, 2020, the record date (the “Record Date”) for the Special Meeting and the Reconvened Meeting. At the Reconvened Meeting, there were 22,867,337 shares present either by proxy or online, representing approximately 58.2% of the total outstanding shares of the Company’s common stock as of the Record Date, which constituted a quorum.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The Business Combination Agreement and Plan of Reorganization, dated as of September 23, 2020 (the “Business Combination Agreement”), among the Company, Lightning Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and ChargePoint, Inc., a Delaware corporation (“ChargePoint”), pursuant to which Merger Sub will merge with and into ChargePoint (the “merger”), with ChargePoint surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”), was approved and adopted, and the merger and all other transactions contemplated by the Business Combination were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
22,767,895	31,201	68,241

Proposal No. 2 – The Authorized Share Charter Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s capital stock, par value $0.0001 per share, from (a) 221,000,000 shares, consisting of (i) 220,000,000 shares of common stock, including 200,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 20,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), to (b) 1,010,000,000 shares consisting of (i) 1,000,000,000 shares of common stock and (ii) 10,000,000 shares of Preferred Stock was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,883,241	593,793	390,303

Proposal No. 3 – The Director Removal Charter Proposal

The amendment to the Charter to provide that any director or the entire board of directors of the Company (the “Board”) may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote thereon, voting together as a single class, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,803,014	756,743	307,580

Proposal No. 4 – The Charter Amendment Charter Proposal

The amendment to the Charter to require the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote thereon, voting together as a single class, to amend, alter, change or repeal, or adopt any provision inconsistent with, any of Parts A and B of Article FOURTH, Articles FIFTH, SEVENTH, EIGHTH, NINTH, TENTH, ELEVENTH and TWELFTH of the Company’s proposed second amended and restated certificate of incorporation was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,811,515	706,116	349,706

Proposal No. 5 – The Bylaw Amendment Charter Proposal

The amendment to the Charter to require the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote thereon, voting together as a single class, to adopt, amend or repeal any provision of the Company’s bylaws was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,799,747	708,718	358,872

Proposal No. 6 – The Additional Charter Proposal

The amendment to the Charter to make certain changes that the Board deems appropriate for a public operating company, including (a) eliminating provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the Business Combination, including provisions relating to (i) the Class B Common Stock, (ii) redemption rights with respect to Class A Common Stock, (iii) the trust account, (iv) share issuances prior to the consummation of the initial business combination, (v) transactions with affiliates and other blank check companies, (vi) approval of the initial business combination and (vii) the minimum value of the target in the initial business combination, (b) to change the post-combination company’s name to “ChargePoint Holdings, Inc.” and (c) removing the provision that the Company elects to not be subject to Section 203 of the Delaware General Corporation Law was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,945,676	502,889	418,772

Proposal No. 7 – The NYSE Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance of up to an aggregate of 250,000,000 shares of Class A Common Stock in connection with the Business Combination, (b) the issuance and sale of 22,500,000 shares of Class A Common Stock in the private offering of securities to certain investors in connection with the Business Combination, which shall occur substantially concurrently with, and is contingent upon, the consummation of the transactions contemplated by the Business Combination Agreement and (c) the issuance of up to 71,803,112 shares of Class A Common Stock that may be reserved for issuance in respect of ChargePoint Holdings, Inc. options issued in exchange for outstanding pre-merger ChargePoint options and in respect of ChargePoint Holdings, Inc. warrants issued in exchange for outstanding pre-merger ChargePoint warrants was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
22,617,164	28,911	221,262

Proposal No. 8 – The 2021 Plan Proposal

The ChargePoint Holdings, Inc. 2021 Equity Incentive Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,186,286	1,249,759	431,292

Proposal No. 9 – The ESPP Proposal

The ChargePoint Holdings, Inc. 2021 Employee Stock Purchase Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
21,227,905	1,236,207	403,225

Proposal No. 10 – The Director Election Proposal

The Company’s stockholders elected, effective immediately after the effective time of the merger, Roxanne Bowman, Axel Harries and Neil Suslak to serve as Class I directors until the Company’s 2021 annual meeting of stockholders, Jeffrey Harris, Mark Leschly and G. Richard Wagoner, Jr. to serve as Class II directors until the Company’s 2022 annual meeting of stockholders and Bruce Chizen, Michael Linse and Pasquale Romano to serve as Class III directors until the Company’s 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Roxanne Bowman	22,588,620	278,717
Axel Harries	22,583,464	283,873
Neil Suslak	22,583,301	284,036
Jeffrey Harris	22,586,351	280,986
Mark Leschly	22,578,261	289,076
G. Richard Wagoner, Jr.	22,578,117	289,220
Bruce Chizen	22,570,937	296,400
Michael Linse	22,525,722	341,615
Pasquale Romano	22,583,128	284,209

Proposal No. 11 – The Adjournment Proposal

The adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
22,341,212	144,439	381,686

Item 8.01. Other Events.

Stockholders holding 33,009 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $333,060 (or approximately $10.09 per share) will be removed from the Trust Account to pay such holders.

On February 25, 2021, the Company issued a press release announcing the results of the Reconvened Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated February 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 25, 2021
SWITCHBACK ENERGY ACQUISITION CORPORATION

By:	/s/ Jim Mutrie
Name:	Jim Mutrie
Title:	Chief Commercial Officer, General Counsel and Secretary

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